Exhibit 99.1
Corporate Presentation September 2023

2 Disclaimers This presentation includes forward-looking statements about, among other things, Verastem Oncology’s programs and product candidates, including anticipated regulatory submissions, approvals, performance and potential benefits of Verastem Oncology’s product candidates, as well as Verastem Oncology’s potential income under its asset purchase agreement with Secura Bio. Inc. and borrowings under its credit facility, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include the risks and uncertainties, among other things, regarding: the success in the development and potential commercialization of our product candidates, including defactinib and other compounds in combination with avutometinib (VS-6766); the occurrence of adverse safety events and/or unexpected concerns that may arise from additional data or analysis or result in unmanageable safety profiles as compared to their levels of efficacy; or our ability to obtain, maintain and enforce patent and other intellectual property protection for our product candidates. Other risks and uncertainties include those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (SEC) on March 14, 2023, and in any subsequent filings with the SEC, which are available at www.sec.gov and www.verastem.com. The forward-looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements. This presentation contains references to our non-GAAP operating expense, a financial measure that is not calculated in accordance with generally accepted accounting principles in the US (“GAAP”). This non-GAAP financial measure excludes certain amounts or expenses from the corresponding financial measures determined in accordance with GAAP. Management believes this non-GAAP information is useful for investors, taken in conjunction with the Company’s GAAP financial statements, because it provides greater transparency and period-over-period comparability with respect to the Company’s operating performance and can enhance investors’ ability to identify operating trends in the Company’s business. Management uses these measures, among other factors, to assess and analyze operational results and trends and to make financial and operational decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under GAAP, not in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. In addition, this non-GAAP financial measure is unlikely to be comparable with non-GAAP information provided by other companies. The determination of the amounts that are excluded from non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Reconciliations between these non-GAAP financial measures and the most comparable GAAP financial measures are included in the footnotes to the slides in this presentation on which a non-GAAP number appears. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and Verastem Oncology’s own internal estimates and research. While Verastem Oncology believes these third party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions.

Verastem Oncology
Well Positioned to Capitalize on Growth Opportunities

We are a biopharmaceutical company committed to developing and commercializing new medicines for patients battling cancer

Lead clinical program has best-in-class potential

Avutometinib (VS-6766; RAF/MEK clamp) and defactinib (FAK inhibitor) are clinically active against RAS pathway-driven cancers

Rapid development path to market in LGSOC

FDA Breakthrough Therapy Designation; Updated data from Part A of RAMP 201 trial show a confirmed objective response rate of 45% in patients with recurrent low-grade serous ovarian cancer treated with avutometinib and defactinib; target enrollment was achieved in January 2023; timing of accelerated approval filing to be based on data maturity and finalization of confirmatory study plans

Significant downstream market opportunity and blockbuster potential

30% of all human cancers are driven by mutations in RAS; Avutometinib combinations potentially broadly applicable across a variety of tumor types.

Clinical collaborations with Amgen & Mirati evaluating the combinations of avutometinib with sotorasib & adagrasib, respectively, in KRAS G12C NSCLC supported by strong pre-clinical rationale

Multiple clinical studies in progress evaluating avutometinib combinations across RAS pathway-driven cancers

Strong balance sheet

Cash and investments balance of $183.1 million as of June 30, 2023

Up to $150 million of non-dilutive funding available from credit facility

Company ended Q2 2023 with $20.3 million GAAP operating expenses and $18.9 million non-GAAP operating expenses*

3

* Q2 2023 GAAP operating expenses - $20.29M less Q2 2023 stock compensation of $1.43M = $18.86M Q2 2023 non-GAAP operating expenses

Key VSTM Achievements & Anticipated Milestones

	2H2022	1H2023	3Q2023	4Q2023	1Q2024
LGSOC	✓RAMP 201 Second Interim Update ✓RAMP 201 FDA Meeting - Avuto + defactinib selected as Go-Forward	✓RAMP 201 Complete target enrollment of Expansion Phase ✓Launch LGSOC patient education campaign ✓Present updated results of Part A RAMP 201 (ASCO)	✓Discuss confirmatory trial study design with FDA for recurrent LGSOC program Initiate confirmatory study of avutometinib + defactinib in recurrent LGSOC		
NSCLC	✓Initiate RAMP 204 (avuto + adagrasib) G12C ✓Top-Line Data from RAMP 202 Selection Phase ✓RAMP 203 advanced to final dose level	✓RAMP 203: Determine recommended phase 2 dose ✓Present updated results of IST avutometinib + everolimus in KRAS mt NSCLC		RAMP 203: Report initial read-out of safety and preliminary efficacy	RAMP 204: Initial read-out of safety and recommended dose
Additional Indications	✓Initiate combo study of avutometinib + cetuximab in KRAS mt CRC * ✓Initiate RAMP 205 combo avutometinib + gemcitabine/nab-paclitaxel + defactinib in metastatic pancreatic cancer		✓Discovery and development collaboration with GenFleet ✓ Initiate thyroid cancer * Pediatric Cancer * Initiate combo study of avutometinib + pembrolizumab in BRAF mt melanoma * Early safety data of avutometinib + cetuximab in KRAS mt CRC *	RAMP 205: determine recommended phase 2 dose and complete enrollment of initial phase 2 expansion cohort	Initial results of Gynecological basket trial* Early efficacy results of thyroid cancer *

*Investigator-sponsored research

**RAMP 201 update expected to be provided once go-forward treatment regimen determined, timing of which will be driven by data maturity

- - - Indicate anticipated milestones

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5 Avutometinib is a Differentiated Agent with the Potential to Serve as the Backbone for Combinations Across RAS Pathway-Driven Cancers • Unique RAF/MEK clamp mechanism of action • Novel intermittent dosing schedule; convenient oral regimen • Breakthrough Therapy Designation for combination of avutometinib and defactinib for treatment of recurrent low-grade serous ovarian cancer (LGSOC) after one or more prior lines of therapy including platinum-based chemotherapy • Potential best-in-class safety & tolerability profile relative to marketed MEK inhibitors, with potential for combinability with agents from multiple target classes • Promising signals of clinical activity in various RAS pathway-driven cancers, including in patients whose tumors previously progressed on other MEK inhibitors • Preclinical anti-proliferative activity across multiple MAPK pathway alterations (e.g. KRAS, NRAS, BRAF, NF1 mt) and multiple solid tumor indications • Strong preclinical combination data with other agents targeting RAS pathway (e.g. KRAS G12C inhibitors) and parallel pathways (e.g. FAK inhibitors) RAF-Rapidly accelerated fibrosarcoma MEK-Mitogen-activated protein kinase kinase RAS-Rat sarcoma virus MAPK-Mitogen-activated protein kinase KRAS-Kirsten rat sarcoma virus NRAS-Neuroblastoma RAS viral oncogene homolog BRAF-v-raf murine sarcoma viral oncogene homolog B1 NF1-Neurofibromatosis type 1

6 Strong Scientific Rationale for Avutometinib and FAK Inhibitor Combination Anti-Tumor Efficacy in KRAS Mutant and Wild-Type LGSOC models KRAS mutant LGSOC PDX model RTK RAS RAF MEK ERK YAP Growth factors β α Y397 Integrin FAK Extracellular Matrix SRC RhoA Tumor Growth P AKT avutometinib defactinib Feedback Reactivation 0 10 20 30 0 100 200 300 Tumor growth Days after first dose Tumor volume (mm3 +/- SEM) vehicle FAKi avutometinib avutometinib + FAKi KRAS wild-type LGSOC PDX model 0 10 20 30 0 200 400 600 800 1000 1200 Tumor growth Days after first dose Tumor volume (mm3 +/- SEM) vehicleFAKi avutometinib avutometinib + FAKi Pre dose Post avutometinib Post avutometinib + defactinib 0 50 100 150 pFAK H-Score References: Banerji, BTOG Dublin, Jan 23, 2019; Banerji, AACR VM 1, April 27, 2020, CT143; Banerji, unpublished; Santin, unpublished

LGSOC Unmet Need & Opportunity

- LGSOC is a less common type of ovarian cancer that is often diagnosed in younger women
  - LGSOC is a unique disease that is distinct from high-grade serous ovarian cancer (HGSOC) in its pathology, protracted clinical course and low response to chemotherapy and thus requires a more tailored therapeutic approach
  - An estimated 1,000-2,000 patients are diagnosed with LGSOC per year in the U.S., with prevalence of ~6,000
- There are currently no approved therapies specifically indicated for recurrent LGSOC
  - Recent clinical trials in recurrent LGSOC showed that standard-of-care chemo and endocrine therapy are relatively ineffective (6-13% ORR).
  - LGSOC has a chemo-resistant nature and optimal treatment has not yet been defined. NCCN guidelines include clinical trials and observation highlighting the lack of approved & effective therapies
- LGSOC is known to be driven by the MAPK (RAS) pathway in ≥70% of patients
- A phase I/II study in the UK (FRAME) evaluated the combination of avutometinib and defactinib
  - Results in recurrent LGSOC showed a 46% confirmed ORR with durable responses and favorable safety/tolerability
- RAMP 201: A registration-directed Phase 2 trial of avutometinib and avutometinib + defactinib in recurrent LGSOC
  - Updated data from ASCO 2023 showed a 45% confirmed ORR in the combination arm with tumor shrinkage in 86% of evaluable patients

> ➢ Breakthrough Therapy Designation was granted for avutometinib and defactinib in recurrent LGSOC after one or more prior lines of therapy

References: Monk et al., The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, 2019; Slomovitz et al., Low-Grade serous ovarian cancer: State of the Science, 2020; Grisham et al., Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions, 2018; AACR Project GENIE Cohort v9.0-public and Verastem unpublished analysis; Banerjee et al., Phase I study of the combination of the dual RAF/MEK inhibitor VS-6766 and the FAK inhibitor defactinib: Results of efficacy in low grade serous ovarian cancer, ESMO 2021; Malpica et al., Interobserver and intraobserver variability of a two-tier system for grading ovarian serous carcinoma, 2007; NCCN guidelines v1.2023; Zwimpfer et al. Cancer treatment Reviews 112 (2023).

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RAMP 201 (ENGOTov60/GOG3052): Registration-Directed Phase 2 Trial of Avutometinib ± Defactinib in Patients with Recurrent LGSOC



Part A ✓
Selection Phase*
Part B ✓
Expansion Phase*
Part C ✓
Expansion Phase*
Combo
Part D
Expansion Phase**
(Combo Lower Dose)
Recurrent LGSOC
• Prior chemotherapy
• Measurable disease (RECIST 1.1)
• Prior MEKi allowed
Avutometinib + Defactinib
KRAS mt
(n=16)
KRAS wt
(n=16)
N=32
n +20
n +20
Avutometinib + Defactinib
KRAS mt
(Total n=36)
KRAS wt
(Total n=36)
N=72 (incl Part A+B)
Avutometinib + Defactinib
KRAS mt
KRAS wt
Expanded Enrollment +40 pts
Avutometinib + Defactinib
KRAS mt
KRAS wt
Expanded Enrollment Ongoing
+ 20-30 pts
Avutometinib Mono
KRAS mt
(n=16)
KRAS wt
(n=16)
N=32
n +20
n +20
Avutometinib Mono
KRAS mt
(n=36)
KRAS wt
(n=36)

Primary Endpoint:

Objective Response Rate

(blinded independent review)

Evaluation of ORR in Combination Arm:

1) In KRAS mt patients
2) All patients (KRAS mt & wt)

* Dosing: Avutometinib + Defactinib combo: Avutometinib 3.2 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days; Avutometinib monotherapy: Avutometinib 4.0 mg PO 2x/wk 21/28 days

** Lower Dose: Avutometinib + Defactinib combo: Avutometinib 1.6 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days;

✓ Completed Enrollment

Combination Arm:
- ✓ **Target Enrollment Reached (N=72)**
- ❖ **Expanded Enrollment Ongoing (Lower Dose)**

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RAMP 201 ASCO 2023 Update

ASCO 2023 data

Updated Data from Part A of RAMP 201

	Avutometinib + Defactinib	
	Total (n=29)	
ORR, % (n)	**45% (13)** 95% CI: (26%, 64%)	
	KRAS mt 60% (9/15)	KRAS wt 29% (4/14)
Tumor shrinkage, % (n)	**86% (25)**	
Median Time to Response	5.5 months (range 1.6-14.7 months)	
Relative Dose Intensity	**83% ± 20%**	

- 29 patients were evaluable for efficacy with a minimum follow-up of 12 months and 13 (45%) patients remain on study treatment
- Patients were heavily pretreated with a median of 4 prior systemic regimens (up to 11)
    - 3 out of 4 patients who received prior MEK inhibitors responded to the combination
- Median duration of response and median progression free survival have not been reached
- Safety and tolerability continued to be favorable and consistent with previously reported data
    - The discontinuation rate due to ≥ 1 adverse event was12% in the combination overall to date (4.9% due to elevated blood CPK)
- Finalized the design of a randomized confirmatory trial with the FDA, which is planned to begin in the second half of 2023

"These results demonstrate avutometinib in combination with defactinib can deliver high response rates for patients with recurrent LGSOC with a promising safety profile to date. It is particularly encouraging to see extensive tumor shrinkage in women who have had several treatment lines, including prior MEK inhibitors. These latest findings suggest the combination may offer a new treatment option for women with this hard-to-treat cancer, and we are hopeful it will become the new standard of care." –Dr. Susana Banerjee, MBBS, MA PhD, FRCP, global and lead investigator of the study, Consultant Medical Oncologist at The Royal Marsden NHS Foundation Trust and Team Leader in Women's Cancers at The Institute of Cancer Research, London

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Reference: Banerjee et al., ASCO June 2023

11 Recent LGSOC Trials with Standard of Care Highlight High Unmet Need in Recurrent LGSOC Trial Median Number of Prior lines of Therapy Prior MEK Allowed Prior Bevaciz umab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate Due to AEs GOG 2811 2 (1-10) No * Low % Standard of Care 6% 95% CI: (3%, 12%) INV 7.2 (5.6-9.9) 13% Trametinib 26% 95% CI: (19%, 35%) INV 13.0 (9.9-15.0) 36% MILO2 2 (1-8) No * Low % Standard of Care 13% 95% CI: (7%, 21%) BICR 10.6 (9.2 to 14.5) 17% Binimetinib 16% 95% CI: (11%, 22%) BICR 9.1 (7.3-11.3) 31% 1 Study GOG 281 trial Gershenson et al., Lancet 2022 2 MILO Study Monk et al., J Clin Oncol 2020. * Low historical use of bevacizumab during trial conduct. % not reported MILO: no more than 3 lines of prior chemotherapy INV = Investigator BICR = Blinded independent central review PFS = Progression free survival CI = confidence interval SoC = Standard of Care GOG 281: (chemotherapy / endocrine therapy) PLD (liposomal doxorubicin), paclitaxel, topotecan, letrozole or tamoxifen MILO: (chemotherapy only) PLD (liposomal doxorubicin), paclitaxel or topotecan

12 Current Trials with Combination of Avutometinib and Defactinib Consistent Overall Response Rate of ~45% Trial Median Number of Prior lines of Therapy Prior MEK Allowed Prior Bevaciz umab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate Due to AEs FRAME1 3 Yes 12 % Avutometinib + Defactinib 46% 95% CI: (26%, 67%) INV 23 (11 - NR) 4% RAMP 201 Part A (ASCO 2023 data) 2 4 Yes 65% Avutometinib + Defactinib 45% 95% CI: (26%, 64%) 52%* BICR Not Yet Reached 10%** INV = Investigator BICR = Blinded independent central review PFS = Progression free survival 1 Banerjee et al., ESMO Sept 2021 2 Banerjee et al., ASCO June 2023 * Confirmed + Unconfirmed Objectives responses **12% discontinuation in all combination pts (Part A + B (n=81): 4.9% due to elevated blood CPK)

13 RAMP 201 (Part A) Interim Analysis - Blinded ICR N=29 Combination of Avutometinib and Defactinib Initial Data from RAMP 201 Trial Reinforce Findings from FRAME Trial Reference: Banerjee et al., ESMO Sept 2021 FRAME Investigator Assessment N=24 FRA101007 FRA101014 FRA101042 FRA101012 FRA103003 FRA101032 FRA103002 FRA101038 FRA102018 FRA101015 FRA102010 FRA101019 FRA101024 FRA101028 FRA101039 FRA101025 FRA101037 FRA103001 FRA101035 FRA101033 FRA104001 FRA101009 FRA101001 FRA101002 -80 -60 -40 -20 0 20 Best Response (% change from baseline) Best response by RECIST * * * * * * * * * * * * * KRAS mutant KRAS wild-type * Still on treatment KRAS undocumented ASCO 2023 data -80 -60 -40 -20 0 20 Best Response (% Change From Baseline) KRAS wild-type KRAS mutant * Still on Treatment * * * * * * * * * * * * * +117.7% -100%

14 Avutometinib + Defactinib (n=81) Any Grade Grade ≥3 Nausea, n (%) 50 (61.7) 0 Diarrhea, n (%) 40 (49.4) 3 (3.7) Blood CPK increased, n (%) 39 (48.1) 15 (18.5) Oedema peripheral, n (%) 34 (42.0) 1 (1.2) Vomiting, n (%) 30 (37.0) 0 Vision blurred, n (%) 29 (35.8) 0 Dermatitis acneiform, n (%) 28 (34.6) 2 (2.5) Fatigue, n (%) 27 (33.3) 3 (3.7) Rash, n (%) 25 (30.9) 2 (2.5) Dry skin, n (%) 18 (22.2) 0 Anemia, n (%) 14 (17.3) 3 (3.7) RAMP 201: Safety and Tolerability Profile of Avutometinib + Defactinib No New Safety Signals; Few Discontinuations Due to Adverse Events Most Common Treatment-Related Adverse Events (>20%) in All Treated Patients • Majority of adverse events are mild to moderate and manageable/reversible1 • Few discontinuations due to adverse events (12.3% in combo due to ≥ 1 TEAE 4.9% due to elevated blood CPK*) * No association to date with clinically significant toxicities, including rhabdomyolysis ASCO 2023 data Reference: Banerjee et al., ASCO June 2023; 1 J Clin Oncol 41, 2023 (suppl 16; abstr 5515)

15 Plan to File for Accelerated Approval based on Completed RAMP 201 and FRAME Study Results • Target enrollment for primary analysis (n=72) in combination has been achieved • Plan to file for accelerated approval based on the totality of the data from the RAMP 201 and FRAME studies • The Company plans to initiate the confirmatory study in 2H 2023 • Combination of avutometinib with defactinib selected as go forward treatment regimen • Combination development continues in all recurrent LGSOC, regardless of KRAS status • Encouraging efficacy results include independently confirmed responses • No new safety signals; few discontinuations due to adverse events • Updated RAMP 201 Part A data presented at ASCO 2023 • Design of Confirmatory Trial finalized with FDA Update Next Steps

❖**RAMP-301:** Prospective Randomized Controlled Trial

Forward Plan: **Confirmatory Trial** – Randomized Controlled Trial (RCT)

- Recurrent LGSOC
  - KRAS mt+wt
- Prior platinum chemotherapy
- Prior MEKi allowed
- Prior Bev allowed
- Measurable disease (RECIST 1.1)

Randomized 1:1
Strat Factors include:
KRAS Mut Status
(KRAS mt vs wt)

Avutometinib + Defactinib*
Recurrent LGSOC
(N=135)
Avutometinib + Defactinib*

Crossover upon PD

Investigator's Choice Treatment (ICT)*
Recurrent LGSOC
(N=135)
ICT

Primary Endpoint:
Progression-Free Survival (PFS) by **BICR****

Secondary Endpoints include:
- **Objective Response Rate (ORR)**
- **Duration of Response (DoR)**
- **Disease Control Rate (DCR)**
- **Safety / Tolerability**
- **Patient Reported Outcomes**
- **Overall Survival**

Primary Analysis: Hierarchical Evaluation
1) KRAS mutant LGSOC only
2) All recurrent LGSOC

- **A+D Dosing: Avutometinib 3.2 mg PO 2x/wk 21/28 days + Defactinib 200mg PO BID: 21/28 days**
- **ChemoHormonal ICT: Liposomal doxorubicin (PLD), Paclitaxel, Topotecan, Letrozole, Anastrozole**

**** BICR: Blinded Independent Central Review**

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Confidential. © Verastem Inc. 2023

Comprehensive approach to establish more complete blockade of RAS pathway & resistance pathways

	Indication	Incidence/ Prevalence	Regimen	Setting
Gynecologic Cancers	LGSOC	Prevalence[1]: 6K	Avutometinib + defactinib	Relapsed Refractory molecularly profiled LGSOC
	Gynecologic Basket*	Incidence[6-10]: 85K	Avutometinib + defactinib	Recurrent RAS Pathway-driven (RAS/RAF/NF1) endometrioid cancer, mucinous ovarian cancer, high-grade serous ovarian cancer or cervical cancer
NSCLC Adenocarcinoma	KRAS G12C	Incidence[2,3]: 114K (13%)	Avutometinib + sotorasib (AMGEN)	Recurrent KRAS G12C with prior KRAS G12C inhibitor(i) treatment or KRAS G12Ci naïve
			Avutometinib + adagrasib (MIRATI THERAPEUTICS)	Recurrent KRAS G12C with prior KRAS G12Ci treatment that progressed
	BRAF mt	Incidence[2,3]: 114K (4.5%)	Avutometinib + defactinib	Recurrent BRAF V600E & non-V600E mutant NSCLC
Pancreatic	PDAC	Incidence[4]: 58K (98%)	Avutometinib + defactinib + gemcitabine/nab-paclitaxel (Pancreatic Cancer Action Network)	Previously untreated (front-line) metastatic pancreatic ductal adenocarcinoma (PDAC)
CRC	KRAS mt*	Incidence[5]: 148K (45%)	Avutometinib + cetuximab	Recurrent metastatic KRAS mt
Breast Cancer	ER+*	Incidence[5]: 279K (22.5%)	Avutometinib + abemaciclib + fulvestrant	Recurrent ER+/HER2- breast cancer following progression on CDK4/6i + aromatase inhibitor
Melanoma	BRAF V600E*	Incidence[4]: 108K (54%)	Avutometinib + pembrolizumab	Recurrent BRAF V600E/K or NRAS (Phase 1 only) mutant Melanoma following progression on prior anti-PD1 therapy

*IST

[1] References: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Globocan 2020; [2]Pakkala and Ramalingam JCI Insight 2018); [3]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30; [4]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30 [5]CbioPortal; [6]Uterine cancer is one of the leading gynecologic neoplastic disorders in the US, of which over 80% are endometrioid adenocarcinomas (EA); [7]Endometrioid OC (EnOC) accounts for approximately 10% of all OC, with the majority of cases diagnosed as low grade, early stage disease with excellent clinical; [8]Mucinous ovarian cancer: 3-11% of ovarian cancer (Hada et al., 2021); [9]90% of Ovarian Cancer is Epithelial Ovarian Cancer (https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2018/cancer-facts-and-figures-2018.pdf); [10]HGSOC the most common type of ovarian cancer, accounting for approximately 75% of epithelial ovarian cancers. (https://ocrahope.org/news/high-grade-serous-carcinoma/#:~:text=High%2Dgrade%20serous%20carcinoma%20is,unless%20another%20type%20is%20specified.)

Discovery and Development Collaboration with GenFleet Strengthens Pipeline Targeting RAS Pathway-Driven Cancers

- Increases the breadth of Verastem's oncology pipeline with strategically-aligned RAS pathway focus
  - Exclusive option for Verastem to license up to 3 programs with development and commercialization rights outside China
  - Potential development in combination with Verastem's current pipeline
  - Lead program in IND enabling studies; programs 2 & 3 in discovery phase
  - Small molecule programs focused on anti-cancer targets related to the RAS/MAPK pathway or surrounding cancer cell signaling

- Strategic collaboration builds on Verastem Oncology and GenFleet's experience in RAS pathway-driven cancers
  - Collective worldwide strengths in RAS pathway discovery and development
  - Established network of collaborators, including leading scientific and clinical experts
  - Leverages experience from GenFleet's KRAS G12C inhibitor program and Verastem's avutometinib/defactinib program

- Risk-sharing structure of the collaboration with milestone-based options provides capital efficient approach
  - At execution, Verastem to pay GenFleet an upfront payment to obtain exclusive option right to 3 programs
  - Combined with the upfront amount, payments for future annual R&D support, development milestones and option payment for first program through completion of Phase I trial could equal up to $11.5 million
  - Potential total deal size across all 3 programs up to $625.5 million excluding royalties if Verastem exercises its in-license options
  - Includes exclusive rights for Verastem to obtain a license to each of the compounds after successful completion of pre-determined milestones in Phase I trials

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Broad Development Opportunities Across Multiple RAS/MAPK Pathway-Driven Cancers

High Priority Registration Indication

Registration-Directed Trial Initiated in 4Q20

- LGSOC[1,2] (RAMP 201)-Target enrollment reached


Registration-Directed Clinical Trials
Signal Finding Clinical Trials
Avutometinib
RAS Pathway Dependent Cancers
Biomarker Selection
Rational Combinations

Key Signal Finding

- Avutometinib + G12Ci in KRAS G12C NSCLC[2] (RAMP 203 - sotorasib) & (RAMP 204 - adagrasib)
- Avutometinib + defactinib in BRAF mt (V600E & non-V600E) NSCLC[1,2] (RAMP 202)
- Avutometinib + defactinib and gemcitabine/nab-paclitaxel in first line pancreatic cancer (RAMP 205)[2]
- Avutometinib + defactinib in RAS/RAF/NF1 mt gynecological cancers[1,2]
- Avutometinib + cetuximab in KRAS mt CRC[2]
- Avutometinib + abemaciclib and fulvestrant in ER+ breast cancer[2]
- Avutometinib + pembrolizumab in BRAF V600E melanoma[2]

RAS Pathway Dependent Cancers

- Gynecological[1,2]
- NSCLC[1,2]
- Colorectal[1,2]
- Melanoma[1,2]
- Pancreatic[2]
- Thyroid[1,2]

Biomarker Selection

- KRAS mt[1,2]
- BRAF mt (V600 & non-V600)[1,2]
- NRAS mt[1,2]
- CRAF mt/fusions[2]

Rational Combinations

- KRAS inhibitors[2] (G12Ci & G12Di)
- Anti-EGFR[2]
- Everolimus[1,2]
- CDK4/6 inhibitor[2]
- Anti-PD-1[1,2]
- Chemotherapy[2]

[1] Supported by clinical data

[2] Supported by preclinical data

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Robust Clinical Program: Avutometinib in multiple combinations across RAS/MAPK pathway-driven tumors

INDICATION	REGIMEN	STUDY NAME	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	CLINICAL COLLABORATION WITH
LGSOC[1]	Avutometinib + defactinib	RAMP 201				Registration-directed trial: accelerated approval cohort fully enrolled	
R/R LGSOC	Avutometinib + defactinib	IST-FRAME					
Gynecological Cancers (RAS Pathway-driven)	Avutometinib + defactinib	IST					
Mesonephric[2]	Avutometinib + defactinib	IST					
R/R NSCLC (BRAF mt)	Avutometinib + defactinib	RAMP 202					
R/R NSCLC (KRAS G12C)	Avutometinib + sotorasib	RAMP 203					AMGEN
R/R NSCLC (KRAS G12C)	Avutometinib + adagrasib	RAMP 204					MIRATI THERAPEUTICS
Pancreatic Ductal Adenocarcinoma	Avutometinib + gemcitabine/nab-paclitaxel + defactinib	RAMP 205					PANCREATIC CANCER ACTION NETWORK
R/R NSCLC (KRAS mt)	Avutometinib + everolimus (mTORi)	IST					
R/R Colorectal Cancer (KRAS mt)	Avutometinib + cetuximab (EGFRi)	IST					
ER+ Breast Cancer	Avutometinib + abemaciclib + fulvestrant	IST					
BRAF V600E Melanoma[2]	Avutometinib + pembrolizumab	IST					

[1] FDA Breakthrough Therapy Designation
[2] Imminent initiation

VERASTEM ONCOLOGY 20

21 Key Financial Statistics Cash, cash equivalents & investments $183.1M GAAP Operating Expenses $20.3M Non-GAAP Operating Expenses* $18.9M Shares Outstanding 25.2M** As of and for the quarter ended June 30, 2023 • Oxford Finance LLC Credit Facility • Up to $150M available in a series of term loans • $40M term loans outstanding • Remaining $110M available upon achievement of pre-defined milestones or at lender’s discretion • Floating interest rate, subject to a floor and a cap; 5% final payment charge, and loan subject to 1-3% early payment fee • Interest only payments through April 2025 • No financial covenants • Secura Bio, Inc. (Secura) Asset Purchase Agreement – COPIKTRA • Regulatory and commercial milestone payments up to $95M • Entitled to receive 50% of royalties, milestones, and sublicensee revenue payments made to Secura related to COPIKTRA • Low double-digit royalties on annual net sales over $100M in US, EU, and UK Sources of Non-Dilutive Capital * Q2 2023 GAAP operating expenses - $20.29M less Q2 2023 stock compensation of $1.43M = $18.86M Q2 2023 non-GAAP operating expenses **Excludes Series A Preferred (0.8M Shares on as-converted basis), Series B Preferred (4.2M Shares on as-converted basis), and outstanding unexercised pre-funded warrants (1.5M Shares).

Avutometinib RAF/MEK Clamp Program Overview

23 Avutometinib is a Unique Small Molecule RAF/MEK Clamp Avutometinib (RAF/MEK Clamp) Mirdametinib (MEKi)  Avutometinib inhibits MEK, BRAF & CRAF by trapping these molecules in inactive complexes  MEK inhibitors paradoxically induce MEK phosphorylation (pMEK) by relieving ERK-dependent feedback inhibition of RAF  By inhibiting RAF phosphorylation of MEK, avutometinib has advantage of not inducing pMEK  Avutometinib inhibits ERK signaling more completely; may confer enhanced therapeutic activity References: Ishii et al., Cancer Res, 2013; Lito et al., Cancer Cell, 2014 RTK Growth factors Avutometinib RAS RAF MEK ERK Tumor Growth Avutometinib conc. (µmol/L) Avutometinib conc. (µmol/L) % Inhibition % Inhibition

24 Avutometinib is a Unique RAF/MEK Clamp which Induces Inactive Complexes of MEK with ARAF, BRAF & CRAF Contrasting mechanism of action vs. trametinib Deborah Morrison unpublished RTK RAS RAF MEK ERK Tumor Growth Growth factors + Avutometinib Improved ERK blockade Feedback reactivation is blocked; Sustained inhibition Formation of inactive RAF/MEK complex to block ARAF, BRAF & CRAF signaling DMSO Tram Avuto DMSO Tram Avuto RTK RAS RAF MEK ERK Tumor Growth KSR Growth factors + Trametinib Feedback reactivation of RAF maintains pMEK; Adaptive resistance Reference: Coma et al., AACR 2022

Avutometinib Inhibits Cell Proliferation Across Multiple RAS/MAPK Pathway Alterations and Multiple Solid Tumor Histologies



KRAS G12C
KRAS G12D
KRAS G12V
Other KRAS mt
BRAF mt
NRAS mt
NF1 mt
Other mt
Avutometinib IC50 (µM)
10
1
0.1
0.01
SW1463
MIAPACA2
H358
H1373
SW837
H2122
H2030
SW1573
HPAC
ASPC1
HPAFII
SNU-C2B
LS513
LS 180
SKLU1
A427
SNU-C2A
H441
SW403
SK-CO-1
SW620
PANC0327
H2291
SNG-M
SW480
H2444
CAPAN2
CFPAC1
PSN1
KP2
HUP-T3
H2009
H1573
SW1116
A549
LS123
NCI-H747
HCT 116
DLD-1
T84
HCT-15
Calu-6
HT-29
WM-266-4
SW1417
A-375
C32
SK-MEL-5
IGR-1
Colo-205
A2058
HS852.T
RKO
NCI-H2087
RL95-2
NCI-H2087
GAK
SK-MEL-2
HEC-151
H1573
DLD-1
HS940.T
H1373
HMCB
HCT 116
RKO
SW48
AN3 CA
RL95-2
LS513
5637
Indication
MAPK pathway lateration:
KRAS G12C
KRAS G12D
KRAS G12V
KRAS G12R
KRAS G12A
KRAS G12S
KRAS G13D
KRAS Q61K
BRAF V600E
BRAF class 2 mt
NRAS mt
NF1 mt
ARAF mt
RAF1 mt
ERK2 mt
Indication:
NSCLC
Panc
CRC
Melanoma
Endometrial
Bladder

Reference: Pachter *RAS-Targeted Drug Development Summit 2022;* 3D proliferation assay

25

26 Optimized Dosing Schedule Defined: Favorable Tolerability Profile with Novel Intermittent Dosing Regimen Avutometinib monotherapy Daily at MTD N=6 28-day cycle RP2D Avutometinib monotherapy 4mg twice weekly N=26 28-day cycle RP2D (Avutometinib 3.2mg twice weekly + defactinib 200mg twice daily) N=38 21 days of 28-day cycle Treatment Related Adverse Event Grade ≥3 Grade ≥3 Grade ≥3 Rash 3 (50%) 5 (19%) 2 (5%) CK elevation (Creatine phosphokinase) 1 (17%) 2 (8%) 2 (5%) 1 Chenard-Poirier, et al. ASCO 2017 References: Banerji, Q4 2020 report; Data on file RP2D: recommended phase 2 dosing Summary of Adverse Events Grade ≥ 3 Occurring in ≥ 5% of patients

27 Avutometinib Patent Exclusivity Composition of Matter Method of Making Sept 2032 Dosing Protocol May 2038 Combination w/ Defactinib 2041 - 2042 if issued Feb 2027 + 5 yrs (PTE) = 2032 Sept 2040 Methods of Treating PTE 2041 - 2042 if issued Combinations

Avutometinib  Defactinib in Low-Grade Serous Ovarian Cancer

LGSOC is a Unique RAS Pathway-Driven Cancer with a High Unmet Need

LGSOC is a type of ovarian cancer that disproportionately affects younger women

1,000 to 2,000 patients in the U.S. and 15,000 to 30,000 worldwide diagnosed with LGSOC each year

A slow growing cancer, that has a median survival of almost 10 years, so patients remain in treatment for a long time (10-yr prevalence ~80,000 worldwide, ~6,000 US)

Patients often experience significant pain and suffering from their disease over time

Most prior research has focused on high grade serous ovarian cancer (HGSOC). However, LGSOC is clinically, histologically and molecularly unique from HGSOC with limited treatments available

~30% of LGSOC Patients Have KRAS mt
~70% of LGSOC Shows RAS Pathway-Associated mts


Non-RAS-associated, 30%
KRAS mutant, 30%
Other RAS-associated gene mutations, 20%
NRAS, BRAF, ARAF mutant, 20%

References: AACR Project GENIE Cohort v9.0-public and Verastem unpublished analysis

VERASTEM ONCOLOGY

References: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Malpica et al., Am J. Surg Pathol 2007

29

Low-Grade and High-Grade Serous Ovarian Cancer Are Different Diseases

Variable	LGSOC	HGSOC
Nuclear atypia	Uniform round to oval with little variation	+++ Marked variation
Mitotic Index	<12 mitoses per 10 hpf	>12 mitoses per 10 hpf
Chromatin and variation in size of nucleus	Little	Marked (nuclear size ratio ≥3)
Mutation	KRAS ++ BRAF + ER/PR +++	P53 +++ BRCA1/2 +
Precursor	Serous borderline tumor	Tubal intraepithelial neoplasia



LGSOC



HGSOC

30

Reference: Malpica et al., Am J. Surg Pathol 2007

31 Recurrent LGSOC: High Medical Need No Approved Treatment Options – Limited Benefit from Available Therapies References: 1 NCCN guidelines v1.2023 No Category 1 recommendations (high-level evidence). Category 2a (lower-level evidence with uniform NCCN consensus) unless otherwise indicated f: There is no standard sequencing of drugs for recurrent disease. Considerations include prior therapies, disease burden, relative efficacy, and relative toxicity profile. t: An aromatase inhibitor (i.e., letrozole, anastrozole, exemestane) is preferred if not used previously. Fulvestrant, tamoxifen, or leuprolide acetate is recommended if an aromatase inhibitor was given previously. Recurrent Low-Grade Ovarian Cancer – Treatment Guidelines 1

32 Recent LGSOC Trials Highlight High Unmet Need Trial Number of Prior Systemic Therapies Median (range) Prior MEK allowed Prior Bevacizumab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate due to AEs GOG 2811 2 (1-10) No * Low % SoC (n=130) 6% 95% CI: (3%, 12%) INV 7.2 (5.6-9.9) 13% Trametinib (n=130) 26% 95% CI: (19%, 35%) INV 13.0 (9.9-15.0) 36% MILO2 2 (1-8) No * Low % SoC (n=101) 13% 95% CI: (7%, 21%) BICR 10.6 (9.2 - 14.5) 17% Binimetinib2 (n=198) 16% 95% CI: (11%, 22%) BICR 9.1 (7.3-11.3) 31% 1 Study GOG 281 trial Gershenson et al., Lancet 2022 2 MILO Study Monk et al., J Clin Oncol 2020. SoC = Standard of Care (endocrine / chemotherapy) INV = Investigator BICR = Blinded independent central review PFS = Progression free survival CI = confidence interval NR = Not reached * Low historical use of bevacizumab during trial conduct. % not reported MILO: no more than 3 lines of prior chemotherapy

33 FRAME Study: Solid Foundation for the Development of Avutometinib in Combination with Defactinib in Recurrent LGSOC (n=24) Reference: Banerjee et al., ESMO Sept 2021 Data cut off April 2021 MEKi: MEK inhibitor Bev: Bevacizumab PFS: Progression free survival NR: Not reached • Overall response rate (ORR) = 46% (11 confirmed PRs/24) o KRAS mutant ORR = 64% (7 confirmed PRs/11) o KRAS wild-type ORR = 44% (4 confirmed PRs/9) o KRAS status undetermined (1 unconfirmed PR/4) • Response too early to determine for 2 pts on study for 5 months • Median 3 lines of Prior Treatment (Prior MEKi 10 pts, Prior Bev 4 pts) • Responses in patients previously treated with MEKi • 54% (13/24) patients still on treatment • 1 patient discontinuing for adverse events as of April 2021 • Median PFS 23 months (95% CI 10.6-NR) across all LGSOC 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 -70 -60 -50 -40 -30 -20 -10 0 10 20 Response by RECIST Time (cycles) Response (% change from baseline) FRA101001 - KRAS G12V FRA101002 - KRAS G12A FRA101009 - KRAS G12D FRA101012 - KRAS WT FRA101007 - KRAS WT FRA101014 - KRAS G12D FRA101015 - KRAS WT FRA101019 - KRAS G12D FRA101024 - KRAS WT FRA101025 - KRAS WT FRA102010 - KRAS WT FRA101028 - undocumented FRA101032 - KRAS D33E, I24N FRA101033 - KRAS G12D FRA101035 - KRAS G12D FRA101037 - KRAS WT FRA101038 - KRAS WT Continuing on treatment FRA101039 - KRAS WT FRA103001 - KRAS G12V FRA104001- KRAS D57-T58ins FRA103002 - undocumented FRA101042 - KRAS G12D FRA103003 - KRAS WT FRA102018 - KRAS WT FRA101007 FRA101014 FRA101042 FRA101012 FRA103003 FRA101032 FRA103002 FRA101038 FRA102018 FRA101015 FRA102010 FRA101019 FRA101024 FRA101028 FRA101039 FRA101025 FRA101037 FRA103001 FRA101035 FRA101033 FRA104001 FRA101009 FRA101001 FRA101002 -80 -70 -60 -50 -40 -30 -20 -10 0 10 Best Response (% change from baseline) Undocumented KRAS wt KRAS wt KRAS G12D KRAS wt KRAS D33E, I24N Undocumented Prior MEK inhibitor * * KRAS G12A KRAS G12V KRAS G12D KRAS G12V * KRAS wt KRAS G12D Confirmed partial response Unconfirmed partial response KRAS wt KRAS wt * * Best response by RECIST KRAS wt KRAS G12D KRAS wt KRAS wt KRAS G12D KRAS D57-T58ins * * * * * * Still on treatment * KRAS G12D Undocumented * * Undocumented Stable disease F R A1010 0 7 F R A101014 F R A1010 4 2 F R A101012 F R A10 3 0 0 3 F R A1010 3 2 F R A10 3 0 0 2 F R A1010 3 8 F R A10 2 018 F R A101015 F R A10 2 010 F R A101019 F R A1010 2 4 F R A1010 2 8 F R A1010 3 9 F R A1010 2 5 F R A1010 3 7 F R A10 3 0 01 F R A1010 3 5 F R A1010 3 3 F R A10 4 0 01 F R A1010 0 9 F R A1010 01 F R A1010 0 2 -80 -70 -60 -50 -40 -30 -20 -10 0 10 B e st R e s p o n s e (% c h a n g e fro m b a s elin e) U n d o c u m e nte d K RA S wt K RA S wt K RA S G12 D K RA S wt K RA S D 3 3 E, I2 4 N U n d o c u m e nte d Prior MEK inhibitor * * K RA S G12 A K RA S G12 V K RA S G12 D K RA S G12 V * K RA S wt K RA S G12 D Confirmed partial response Unconfirmed partial response K RA S wt K RA S wt * * Best response by RECIST K RA S wt K RA S G12 D K RA S wt K RA S wt K RA S G12 D K RA S D 5 7-T 5 8in s * * * * * * Still on treatment * K RA S G12 D U n d o c u m e nte d * * U n d o c u m e nte d Stable disease

RAMP 201 (ENGOTov60/GOG3052): Registration-Directed Phase 2 Trial of Avutometinib ± Defactinib in Patients with Recurrent LGSOC


Part A ✓
Selection Phase*
Part B ✓
Expansion Phase*
Part C ✓
Expansion Phase*
Combo
Part D
Expansion Phase**
(Combo Lower Dose)
Recurrent LGSOC
• Prior chemotherapy
• Measurable disease (RECIST 1.1)
• Prior MEKi allowed
Avutometinib + Defactinib
KRAS mt
(n=16)
KRAS wt
(n=16)
N=32
n +20
n +20
Avutometinib + Defactinib
KRAS mt
(Total n=36)
KRAS wt
(Total n=36)
N=72 (incl Part A+B)
Avutometinib + Defactinib
KRAS mt
KRAS wt
Expanded Enrollment +40 pts
Avutometinib + Defactinib
KRAS mt
KRAS wt
Expanded Enrollment Ongoing
+ 20-30 pts
Avutometinib Mono
KRAS mt
(n=16)
KRAS wt
(n=16)
N=32
n +20
n +20
Avutometinib Mono
KRAS mt
(n=36)
KRAS wt
(n=36)
Primary Endpoint:
Objective Response Rate
(blinded independent review)
Evaluation of ORR in Combination Arm:
1) In KRAS mt patients
2) All patients (KRAS mt & wt)

* Dosing: Avutometinib + Defactinib combo: Avutometinib 3.2 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days;
Avutometinib monotherapy: Avutometinib 4.0 mg PO 2x/wk 21/28 days

** Lower Dose: Avutometinib + Defactinib combo: Avutometinib 1.6 mg PO 2x/wk 21/28 days + Defactinib 200 mg PO BID: 21/28 days;

✓ Completed Enrollment

Combination Arm:
- ✓ **Target Enrollment Reached (N=72)**
- ❖ **Expanded Enrollment Ongoing (Lower Dose)**

VERASTEM ONCOLOGY

34

RAMP 201 ASCO 2023 Update

ASCO 2023 data

Updated Data from Part A of RAMP 201

	Avutometinib + Defactinib	
	Total (n=29)	
ORR, % (n)	**45% (13)** 95% CI: (26%, 64%)	
	KRAS mt 60% (9/15)	KRAS wt 29% (4/14)
Tumor shrinkage, % (n)	**86% (25)**	
Median Time to Response	5.5 months (range 1.6-14.7 months)	
Relative Dose Intensity	**83% ± 20%**	

- 29 patients were evaluable for efficacy with a minimum follow-up of 12 months and 13 (45%) patients remain on study treatment
- Patients were heavily pretreated with a median of 4 prior systemic regimens (up to 11)
  - 3 out of 4 patients who received prior MEK inhibitors responded to the combination
- Median duration of response and median progression free survival have not been reached
- Safety and tolerability continued to be favorable and consistent with previously reported data
  - The discontinuation rate due to ≥ 1 adverse event was12% in the combination overall to date (4.9% due to elevated blood CPK)
- Finalizing the design of a randomized confirmatory trial with the FDA, which is planned to begin in the second half of 2023

"These results demonstrate avutometinib in combination with defactinib can deliver high response rates for patients with recurrent LGSOC with a promising safety profile to date. It is particularly encouraging to see extensive tumor shrinkage in women who have had several treatment lines, including prior MEK inhibitors. These latest findings suggest the combination may offer a new treatment option for women with this hard-to-treat cancer, and we are hopeful it will become the new standard of care." –Dr. Susana Banerjee, MBBS, MA PhD, FRCP, global and lead investigator of the study, Consultant Medical Oncologist at The Royal Marsden NHS Foundation Trust and Team Leader in Women's Cancers at The Institute of Cancer Research, London

VERASTEM ONCOLOGY

36

37 Recent LGSOC Trials with Standard of Care Highlight High Unmet Need in Recurrent LGSOC Trial Median Number of Prior lines of Therapy Prior MEK Allowed Prior Bevaciz umab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate Due to AEs GOG 2811 2 (1-10) No * Low % Standard of Care 6% 95% CI: (3%, 12%) INV 7.2 (5.6-9.9) 13% Trametinib 26% 95% CI: (19%, 35%) INV 13.0 (9.9-15.0) 36% MILO2 2 (1-8) No * Low % Standard of Care 13% 95% CI: (7%, 21%) BICR 10.6 (9.2 to 14.5) 17% Binimetinib 16% 95% CI: (11%, 22%) BICR 9.1 (7.3-11.3) 31% 1 Study GOG 281 trial Gershenson et al., Lancet 2022 2 MILO Study Monk et al., J Clin Oncol 2020. * Low historical use of bevacizumab during trial conduct. % not reported MILO: no more than 3 lines of prior chemotherapy INV = Investigator BICR = Blinded independent central review PFS = Progression free survival CI = confidence interval SoC = Standard of Care GOG 281: (chemotherapy / endocrine therapy) PLD (liposomal doxorubicin), paclitaxel, topotecan, letrozole or tamoxifen MILO: (chemotherapy only) PLD (liposomal doxorubicin), paclitaxel or topotecan

38 Current Trials with Combination of Avutometinib and Defactinib Consistent Overall Response Rate of ~45% Trial Median Number of Prior lines of Therapy Prior MEK Allowed Prior Bevaciz umab Therapy Response Rate ORR Image Assessment Median PFS Months (95% CI) Discontinuation Rate Due to AEs FRAME1 3 Yes 12 % Avutometinib + Defactinib 46% 95% CI: (26%, 67%) INV 23 (11 - NR) 4% RAMP 201 Part A (ASCO 2023 data) 2 4 Yes 65% Avutometinib + Defactinib 45% 95% CI: (26%, 64%) 52%* BICR Not Yet Reached 10%** INV = Investigator BICR = Blinded independent central review PFS = Progression free survival 1 Banerjee et al., ESMO Sept 2021 2 Banerjee et al., ASCO June 2023 * Confirmed + Unconfirmed Objectives responses **12% discontinuation in all combination pts (Part A + B (n=81): 4.9% due to elevated blood CPK)

39 RAMP 201 Part A: Heavily Pre-Treated Patient Population Prior Platinum-Based Chemotherapy, Endocrine Therapy, Bevacizumab in Most Patients; Prior MEK InhibitorTherapy was Permitted Avutometinib Monotherapy Avutometinib + Defactinib KRAS mt (n=16) KRAS wt (n=17) Total (n=33) KRAS mt (n=16) KRAS wt (n=15) Total (n=31) Age (yrs), median (min, max) 58 (27, 72) 48 (27, 74) 51 (27, 74) 61 (29, 71) 50 (30, 74) 55 (29, 74) ECOG PS, n (%) 0 8 (50) 15 (88) 23 (70) 11 (69) 9 (60) 20 (65) 1 8 (50) 2 (12) 10 (30) 5 (31) 6 (40) 11 (35) Number of Prior Systemic Regimens, median (min, max) 4 (1, 10) 3 (1, 9) 3 (1, 10) 4 (1, 8) 5 (2, 11) 4 (1, 11) Prior platinum-based chemotherapy, n (%) 15 (94) 17 (100) 32 (97) 16 (100) 15 (100) 31 (100) Prior MEK inhibitor therapy, n (%) 5 (31) 5 (29) 10 (30) 2 (13) 2 (13) 4 (13) Prior Bevacizumab, n (%) 8 (50) 8 (47) 16 (48) 7 (44) 13 (87) 20 (64) Prior Hormonal therapy, n (%) 11 (69) 13 (76) 24 (73) 15 (94) 13 (87) 28 (90) ASCO 2023 data

40 RAMP 201 Part A: Evaluable Patient Population* Positive ORR Confirmed by Blinded Independent Central Review (BICR) Support Avutometinib + Defactinib as Go Forward Regimen in LGSOC - Regardless of KRAS Status Avutometinib Avutometinib + Defactinib KRAS mt (n=15) KRAS wt (n=15) Total (n=30) KRAS mt (n=15) KRAS wt (n=14) Total (n=29) Confirmed ORR, n (%) 2 (13) 1 (6) 3 (10) 95% CI (2%, 24%) 9 (60) 4 (29) 13 (45) 95% CI (26%, 64%) CR, n (%) 1 (7) 0 1 (3) 0 0 0 PR, n (%) 1 (7) 1 (6) 2 (7) 9 ** (60) 4 (29) 13 (45) SD, n (%) 12 (80) 13 (81) 25 (83) 6 (40) 7 (50) 13 (45) Disease control rate***, n (%) 14 (93) 14 (88) 28 (93) 15 (100) 11 (79) 26 (90) PD, n (%) 1 (7) 2 (13) 3 (10) 0 3 (21) 3 (10) Confirmed + unconfirmed ORR, n (%) 2 (13) 1 (6) 3 (10) 11 (73) 4 (29) 15 (52) * Evaluable for Efficacy: At least one blinded imaging assessment in 31 of 33 and 29 of 31 patients enrolled in respective treatment arms ** Includes patient deepened to CR at last assessment; CR not yet confirmed ***Disease control rate (SD + PR + CR) at 8 weeks. BICR, blinded independent central review; mt, mutant; ORR, objective response rate; PD, progressive disease; PR, partial response; SD, stable disease; wt, wild type ASCO 2023 data

41 Combination of Avutometinib and Defactinib High Disease Control Rate + Tumor Reduction in Recurrent LGSOC Part A (Evaluable for Efficacy *) Confirmed ORR: 45% Confirmed/Unconfirmed ORR: 52% Disease Control Rate (SD+PR): 90% Patients still on study treatment: 45% Minimum follow-up: 12 months RAMP 201 (Part A) N=29 Evaluable for Efficacy * * Evaluable for Efficacy: At least one blinded imaging assessment ASCO 2023 data -80 -60 -40 -20 0 20 Best Response (% Change From Baseline) KRAS wild-type KRAS mutant * Still on Treatment * * * * * * * * * * * * * +117.7% -100%

42 RAMP 201 (Part A) Interim Analysis - Blinded ICR N=29 Combination of Avutometinib and Defactinib Initial Data from RAMP 201 Trial Reinforce Findings from FRAME Trial Reference: Banerjee et al., ESMO Sept 2021 FRAME Investigator Assessment N=24 FRA101007 FRA101014 FRA101042 FRA101012 FRA103003 FRA101032 FRA103002 FRA101038 FRA102018 FRA101015 FRA102010 FRA101019 FRA101024 FRA101028 FRA101039 FRA101025 FRA101037 FRA103001 FRA101035 FRA101033 FRA104001 FRA101009 FRA101001 FRA101002 -80 -60 -40 -20 0 20 Best Response (% change from baseline) Best response by RECIST * * * * * * * * * * * * * KRAS mutant KRAS wild-type * Still on treatment KRAS undocumented ASCO 2023 data -80 -60 -40 -20 0 20 Best Response (% Change From Baseline) KRAS wild-type KRAS mutant * Still on Treatment * * * * * * * * * * * * * +117.7% -100%

43 Avutometinib + Defactinib (n=81) Any Grade Grade ≥3 Nausea, n (%) 50 (61.7) 0 Diarrhea, n (%) 40 (49.4) 3 (3.7) Blood CPK increased, n (%) 39 (48.1) 15 (18.5) Oedema peripheral, n (%) 34 (42.0) 1 (1.2) Vomiting, n (%) 30 (37.0) 0 Vision blurred, n (%) 29 (35.8) 0 Dermatitis acneiform, n (%) 28 (34.6) 2 (2.5) Fatigue, n (%) 27 (33.3) 3 (3.7) Rash, n (%) 25 (30.9) 2 (2.5) Dry skin, n (%) 18 (22.2) 0 Anemia, n (%) 14 (17.3) 3 (3.7) RAMP 201: Safety and Tolerability Profile of Avutometinib + Defactinib No New Safety Signals; Few Discontinuations Due to Adverse Events Most Common Treatment-Related Adverse Events (>20%) in All Treated Patients • Majority of adverse events are mild to moderate and manageable/reversible1 • Few discontinuations due to adverse events (12.3% in combo due to ≥ 1 TEAE 4.9% due to elevated blood CPK*) * No association to date with clinically significant toxicities, including rhabdomyolysis ASCO 2023 data Reference: Banerjee et al., ASCO June 2023; 1 J Clin Oncol 41, 2023 (suppl 16; abstr 5515)

44 Plan to File for Accelerated Approval based on Completed RAMP 201 and FRAME Study Results • Target enrollment for primary analysis (n=72) in combination has been achieved • Plan to file for accelerated approval based on the totality of the data from the RAMP 201 and FRAME studies • The Company plans to initiate the confirmatory study in 2H 2023 • Combination of avutometinib with defactinib selected as go forward treatment regimen • Combination development continues in all recurrent LGSOC, regardless of KRAS status • Encouraging efficacy results include independently confirmed responses • No new safety signals; few discontinuations due to adverse events • Updated RAMP 201 Part A data presented at ASCO 2023 • Design of Confirmatory Trial finalized with FDA Update Next Steps

RAMP 201 Part A Interim Data Support Meaningful Market Potential for All Recurrent LGSOC Regardless of KRAS Status with Long Duration of Therapy

Prevalence

~6K

patients US[1]



~4K
~2K
KRAS
wild type
KRAS
mutation

~80K

patients WW[1]

Patient-months of Therapy Per Year[2] *(across all 2L+ patients)*



-
50,000
100,000
150,000
NSCLC KRAS G12C3
Pancreatic Cancer3
LGSOC3
Endometrioid Cancer3
Metastatic uveal melanoma3

[1] References: Monk, Randall, Grisham, The Evolving Landscape of Chemotherapy in Newly Diagnosed Advanced Epithelial Ovarian Cancer, Am Soc Clin Oncol Educ Book; 2019; Slomovitz, Gourley, Carey, Malpica, Shih, Huntsman, Fader., Grisham et al, Low-Grade serous ovarian cancer: State of the Science; Gynecol Oncol; 2020. Grisham, Iyer, Low-Grade Serous Ovarian Cancer: Current Treatment Paradigms and Future Directions; Curr Treat Options Oncology; 2018; Globocan 2020

[2] Patient-months of Therapy metric calculated by multiplying relevant incidence/prevalence rate times estimated duration of therapy; represents US market opportunity only; patient population estimates from Globocan 2020, American Cancer Society 2021, AACR Genie Cohort V9.0 public, and scientific publications. Duration of therapy estimates from clinical studies and clinician experience. Patient-months on therapy is for 2nd-line+ patients

[3] NSCLC KRAS G12C 2nd line patients (incidence); Pancreatic RAS/RAF mutant 2nd-line patients (incidence); LGSOC KRAS mutant and wild-type patients (prevalence); Endometrioid RAS/RAF mutant 2nd-line patients (incidence); Uveal melanoma RAS/RAF mutant 2nd-line patients (incidence)

45

RAS Pathway-Driven Cancers and Rational Avutometinib Combinations

High Unmet Needs in Additional RAS/MAPK Pathway-Driven Cancers

KRAS-mutant Cancers[1]	**NSCLC** Incidence[3,5]: 114K — 31%	**Pancreatic** Incidence[5]: 58K — 98%	**Uterine Endometrioid** Incidence[4,5]: 59K — 21%	**Colorectal** Incidence[5]: 148K — 45%
NRAS-mutant Cancers[1]	**Melanoma** Incidence[5]: 108K — 28%	**Multiple Myeloma** Incidence[5]: 32K — 20%		
BRAF-mutant Cancers[2]	**Melanoma** Incidence[5]: 108K — 60%	**Colorectal** Incidence[7]: 148K — 10%	**Papillary Thyroid** Incidence[5,6]: 42K — 30 – 80%	**NSCLC** Incidence[3,7]: 194K — 4.5%

Breadth of potential opportunity
- 30% of all human cancers are driven by mutations of the RAS family of genes[6]

Established prognostic significance
- Patients with mutations of the RAS family have an overall worse prognosis

Challenges with conventional approaches
- Modest progress; limited number of approved therapies
- Single agent therapies (e.g., MEK inhibitors) associated with resistance
- Tolerable combination regimens with MEK inhibitors have been challenging
- Approved RAS inhibitors address only a minority of all RAS mutated cancers (KRAS G12C)

Incidence References:
[1]Reference for RAS mt frequencies – Cox et al. *Nature Reviews* 13: 828, 2014; [2]Reference for BRAF mt frequencies – Turski et al. *Mol Cancer Ther* 15: 533, 2016
[3]50% of NSCLC is adenocarcinoma (Pakkala and Ramalingam JCI Insight 2018); [4]90% of all uterine cancers are of the endometrial type (ACS); [5]Cancer Statistics 2020, Siegel et. al. *CA Cancer J Clin* 2020;70:7-30; [6]8 out of 10 thyroid cancers are of the papillary type (ACS)[7]CbioPortal
References:
McCormick F Clin Cancer Res 15April2015; [6]Adderley H et al. EBioMedicine 01Mar2019; Papke B et al. Science 17Mar2017; Ryan M et al. *Nature Reviews Clinical Oncology* 01Oct2018; NIH cancer.gov/research/key-initiatives/ras

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Vertical Blockade: Establishing Avutometinib as the Backbone of Therapy for RAS/MAPK Pathway-Driven Tumors


Growth factors
RTK
EGFRi
SHP2i
SOS1i
G12Ci
G12Di
RAS
RAFi
RAF
Avutometinib
MEKi
MEK
ERKi
ERK
Tumor Growth

- **Current Challenges**
  - Blocking any single target in the pathway is insufficient for maximum depth and duration of anti-tumor efficacy
    - e.g. SHP2i, KRAS-G12Ci, KRAS-G12Di, RAFi, MEKi, ERKi
  - Vertical blockade concept is now well established
    - Necessary to block more than 1 target in the pathway
  - Many of these agents (e.g. SHP2i, MEKi) have poor tolerability as monotherapy and in combination
- **Solutions offered by Avutometinib**
  - Vertical blockade (RAF and MEK blockade) in a single drug
  - Potential best-in-class tolerability with recommended twice weekly dosing regimen
    - Should enable tolerable combinations
  - Compelling synergy data (preclinical) for avutometinib combinations (e.g. with KRAS G12C inhibitors) supporting clinical combinations
  - Ongoing clinical combination studies with G12Ci (sotorasib, adagrasib), anti-EGFR (cetuximab)

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References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

Parallel Pathway Inhibition: Establishing Avutometinib as the Backbone of Therapy for RAS/MAPK Pathway-Driven Tumors


Growth factors
Extracellular Matrix
RTK
Integrin
β
α
EGFRi
FAK
FAKi
P
SRC
SHP2i
SOS1i
G12Ci
G12Di
RAS
PI3K
RAFi
RAF
Avuto
MEKi
MEK
AKT
AKTi
ERKi
ERK
mTOR
mTORi
RhoA, YAP, etc.
Tumor Growth

- **Current Challenges**
  - Blocking RAS pathway can be circumvented through parallel pathways
    - e.g. PI3K/AKT/mTOR, FAK, RhoA, YAP
  - Combinations of MEKi + AKTi have shown poor tolerability

- **Solutions offered with Avutometinib**
  - Promising tolerability and early clinical data with twice weekly avutometinib opens up intermittent dosing options for combinations
  - Compelling preclinical synergy data with avutometinib in combination with several key anti-cancer agents (e.g. FAKi, mTORi)
  - RP2D established for avutometinib + FAKi (defactinib) and for avutometinib + mTORi (everolimus) with twice weekly regimen

49

VERASTEM ONCOLOGY

References: [1] Chen, *Mol Cancer Res* 2018; [2] Banerji, BTOG Dublin, Jan 23, 2019

50 Preclinical Synergy of Avutometinib in Combination with Promising Agents for Clinical Investigation H2122 SW837 H1373 SW1573 H358 H2030 MIAPACA2 0 10 20 30 40 50 VS-6766 + AMG 510 Combined Synergy Score NSCLC Panc Synergy Antagonism Indication CRC Avutometinib + G12Ci (sotorasib) H2122 SW837 SW1573 H358 MIAPACA2 H1373 0 10 20 30 40 50 VS-6766 + MRTX849 Combined Synergy Score NSCLC PDAC Synergy Antagonism Indication CRC Avutometinib + G12Ci (adagrasib) H2122 MIAPACA2 H1373 H358 SW1573 A427 HPAC ASPC1 HPAFII SKLU1 CFPAC1 CAPAN2 H2291 PANC0327 H441 H2444 -20 -10 0 10 20 30 40 VS-6766 + Palbociclib Combined Synergy Score KRAS G12C KRAS G12D KRAS G12V 100% (5/5) 100% (5/5) 50% (3/6) Indication NSCLC PDAC Synergy Antagonism Avutometinib + mTORi (everolimus) Vertical RAS/MAPK Pathway Inhibition Parallel Pathway Inhibition KP4 Panc 04.03 Panc 08.13 AsPC-1 HPAF-II HPAC LS 180 LS513 SNU-C2B SNU-C2A Gp2D A427 SK-LU-1 0 20 40 60 VS-6766 + MRTX1133 Combined Synergy Score Indication NSCLC CRC Synergy Antagonism Indication Panc Avutometinib + pan-HERi (afatinib) Avutometinib + SHP2i (RMC-4550) Avutometinib + SOS1i (BI-3406) Avutometinib + CDK4/6i (palbociclib) Avutometinib + G12Di (MRTX1133)

Avutometinib Combinations in Non-Small Cell Lung Cancer

52 High Unmet Need in Refractory KRAS & BRAF mt NSCLC Adenocarcinoma Advanced or Metastatic NSCL Cancer Recommend Histologic and Molecular Subtyping5 Appropriate targeted agent Chemotherapy  Docetaxel  Gemcitabine  Pemetrexed Prior PD-(L)1 No Prior PD-(L)1 PD-(L)1 Chemo  PD-(L)1 PD-(L)1 single agent or PD-(L)1 + chemo Chemotherapy or clinical trials EGFR/ALK/ROS1/BRAF/ KRAS G12C (targeted) Non-targeted PD-(L)1  1% Non-Targeted PD-(L)1  1% ▪ SOC in recurrent disease is chemotherapy ▪ Pre-PD-(L)1 era, chemotherapy response rate ~10% in recurrent disease; 12w PFS of 30–45% Recurrence Recurrence Verastem Clinical Trials: • RAMP 203: Avutometinib + sotorasib in KRAS G12C NSCLC • RAMP 204: Avutometinib + adagrasib in KRAS G12C NSCLC • RAMP 202: Avutometinib + defactinib in BRAF V600E and non-V600E NSCLC NSCLC Adenocarcinoma3 0 5 10 15 % of Patients KRAS Mutation BRAF Mutation US Annual Incidence7,8: 114K WW Annual Incidence1,2: 882K References: 1 Globocan, 2020 2 https://www.ncbi.nlm.nih.gov/books/NBK519578/ 3 TCGA PanCancer Atlas (cBioPortal analysis) 4 www.thelancet.com Vol 389 January 21, 2017 5 Adapted from NCCN Non-small cell lung cancer guidelines Version 3.2020 6 Clinical Cancer Research DOI 10.1158/1078-0432.CCR-18-2062 7 50% of NSCLC is adenocarcinoma (Pakkala and Ramalingam JCI Insight 2018) 8 Cancer Statistics 2020, Siegel et. al. CA Cancer J Clin 2020;70:7-30 KRAS Mutations Represent 25% of Lung Cancer Adenocarcinoma & BRAF Mutations Represent 4% (EGFR 17%, ALK 7%)4,6 BRAF V600E BRAF non-V600E

53 0 10 20 30 0 500 1000 1500 2000 Tumor growth Days after first dose Tumor volume (mm 3 +/- SEM) vehicle sotorasib sotorasib + avutometinib sotorasib + avutometinib + FAKi avutometinib trametinib **** **** **** Preclinical Synergy of Avutometinib + G12C Inhibitors in KRAS G12C Models Synergy of avutometinib + G12C inhibitors across G12C mutant NSCLC, CRC & Pancreatic cancer cell lines Doses Tested Sotorasib: 30 mg/kg PO QD Avutometinib: 0.3 mg/kg PO QD FAKi: 50 mg/kg PO BID Trametinib: 0.3 mg/kg PO QD Avutometinib & FAKi potentiate sotorasib efficacy in KRAS G12C NSCLC in vivo; Tumor regression in all mice with triple combination Avutometinib + sotorasib yields deeper and more sustained inhibition of ERK signaling pathway H2122 KRAS G12C NSCLC Sotorasib Avutometinib 4h 48h p-ERK Actin Total ERK ND: not determined - - + - - + + + - - + - - + + + H2122 KRAS G12C NSCLC Concentrations Tested Sotorasib: 100 nM Avutometinib: 100 nM Reference: Coma et al., AACR 2021 Combined Synergy Score Cell line Indication Sensitivity to G12C inhibitors Avutometinib + sotorasib Avutometinib + adagrasib H2122 NSCLC Moderately sensitive 44.7 44.6 H1373 NSCLC Sensitive 10.0 3.4 SW1573 NSCLC Insensitive 8.6 12.0 H358 NSCLC Sensitive 6.9 5.4 H2030 NSCLC Moderately sensitive 5.1 ND SW837 CRC Sensitive 16.1 18.5 MIAPACA2 Panc Sensitive 2.3 5.3 -100 0 100 200 300 400 Response at Day 10 Response @ Day 10 (% change from baseline) Vehicle VS-6766 0.3mg/kg QD AMG 510 30mg/kg QD VS-6766 + AMG 510 VS-4718 50mg/kg BID VS-6766 + VS-4718 AMG 510 + VS-4718 VS-6766 + AMG 510 + VS-4718 Trametinib 0.3mg/kg QD Trametinib + AMG 510 vehicle trametinib 10 PR avutometinib FAKi sotorasib sotorasib + trametinib sotorasib + avutometinib sotorasib + FAKi VS-676 + FAKi sotorasib + avutometinib + FAKi -30 20 1 SD 2 SD 1 SD 1 SD 1 SD 1 PR 8 SD 2 PR 4 SD 3 PR 2 SD 4 PR

54 Acquired Resistance Mechanisms to KRAS G12Ci Treatment in Patients Further Support Combination of KRAS G12Ci with Avutometinib Summary of Putative Mechanisms of Acquired Resistance to Adagrasib Treatment • Mechanisms of acquired resistance to KRAS G12Ci adagrasib treatment in patients recently reported1,2 • The main resistance alterations occurred in • RTK mts or amplifications • KRAS mts or amplification • NRAS mt • BRAF V600E, BRAF or CRAF fusions • MAP2K1 (MEK1) mt/deletion • Avutometinib has shown activity against these KRAS, NRAS, BRAF and CRAF modifications Reference: Andrew Aguirre, unpublished References: 1Awad MM et al., N Engl J Med 2021; 384: 2382-93; 2Tanaka et al., Cancer Discov 2021;11:1–10 IC50 (nM) Cell Line Sotorasib Adagrasib Avutometinib G12C 29 3 14 G12D 435 382 7 G12C/R68S 157 85 13 G12C/H95D 11 235 10 G12C/Y96C 438 216 4 1 - 30 nM 30 - 150 nM 150 - 500 nM

RAMP 203: Phase 1/2 Trial of Avutometinib + LUMAKRAS™ (Sotorasib) in KRAS G12C Advanced NSCLC

Part A: Dose Evaluation (3+3 DLT Assessment)

Part B: Dose Expansion at RP2D (Primary endpoint ORR)

- **Patients must have a KRAS G12C mutation determined using validated test**
- **Treatment with at least 1 but no more than 3 prior systemic regimens, for Stage 3B-C or 4 NSCLC***
- **Patient may have previously received adjuvant chemotherapy for earlier-stage disease**
- **Measurable disease according to RECIST 1.1**
- **ECOG performance status ≤ 1**

*may include patients with or without prior G12C therapy

Completed enrollment

Avutometinib + Sotorasib
Dose Finding Cohorts (n=3-6)

→ **RP2D Selected***

Now enrolling expansion phase

Cohort 1
Patients without Prior KRAS G12C Inhibitor Treatment
Stage 1: ~20 patients
Stage 2: expand

Cohort 2
Patients who Progressed on KRAS G12C Inhibitor Treatment
Stage 1: ~20 patients
Stage 2: expand

* Recommended Phase 2 Dose (RP2D): 4mg avutometinib/960mg sotorasib

NCT05074810

Abbreviations: DLT = dose-limiting toxicity; n = number of patients; ORR = overall response rate; RP2D = recommended phase 2 dose

VERASTEM ONCOLOGY Collaboration with Amgen

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RAMP 204: Phase 1/2 Trial of Avutometinib + KRAZATI™ (Adagrasib) in KRAS G12C Advanced NSCLC

- Patients must have a KRAS G12C mutation determined using validated test
- Treatment with at least 1 but no more than 3 prior systemic regimens, for Stage 3B-C or 4 NSCLC
- Patient must have received prior therapy with a KRAS G12C inhibitor and experience progressive disease
- Measurable disease according to RECIST 1.1
- ECOG performance status ≤ 1

→

Part A: Dose Evaluation (3+3 DLT Assessment)

Avutometinib + Adagrasib

Dose Finding Cohorts (n=3-6)

→

RP2D Selection

→

Part B: Dose Expansion (Primary endpoint ORR)

Stage 1: 19 patients (including Part A patients) treated with RP2D

Stage 2: expand to 55 patients

NCT05375994

Abbreviations: DLT = dose-limiting toxicity; n = number of patients; ORR = overall response rate; RP2D = recommended phase 2 dose

VERASTEM ONCOLOGY Collaboration with Mirati Therapeutics
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RAMP 202: Phase 2 Trial of Avutometinib + Defactinib in BRAF mt NSCLC

- **Patients with Advanced NSCLC**
- **1-2 prior regimens**
- **1 prior platinum-containing chemo**
- **Prior CPI unless contraindicated**
- **Measurable disease (RECIST 1.1)**
- **Appropriate approved therapy for other relevant mutations**
- **No prior KRAS-specific targeted therapy**
- **No prior MEKi, (except for BRAF V600E)**
- **No untreated CNS metastases**
- **ECOG OS 0-1**

Initial Phase

Avutometinib + Defactinib[1]
BRAF V600E
n=15

Avutometinib + Defactinib[1]
BRAF non-V600E
n=15

Analysis

BRAF Mutant
- **Mutation-specific cohort analyses for ORR**

Expansion TBD based on results of analysis

VERASTEM ONCOLOGY

References:[1] Avutometinib 3.2 mg PO 2x/wk (21/28 days) + Defactinib 200 mg PO BID (21/28 days)

NCT04620330

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Additional Avutometinib Combinations for Pancreatic, Colorectal and Melanoma

59 Preclinical Synergy of Avutometinib/FAK Inhibition + Chemotherapy in a KRAS/p53 pancreatic cancer mouse model ✓ The combination of avutometinib + FAKi induces tumor growth inhibition and increases survival but does not induce tumor regression ✓ Addition of chemo (gemcitabine + paclitaxel) to avutometinib/FAKi induces tumor regression -100 0 100 200 300 400 500 % change in tumor volume 1-14 days Collaboration with David DeNardo, Washington University; unpublished vehicle avutometinib/FAKi gemcitabine/paclitaxel avutometinib/FAKi + gemcitabine/paclitaxel

RAMP 205: Phase 1/2 Trial of Avutometinib/Defactinib + GEMZAR™ (Gemcitabine)/ABRAXANE™ (Nab-paclitaxel) in Front Line Metastatic Pancreatic Cancer

- **Patients with confirmed metastatic pancreatic ductal adenocarcinoma**
- **Eligible for treatment in the first-line setting with standard gemcitabine and nab-paclitaxel**
- **Prior adjuvant or neoadjuvant chemotherapy, radiotherapy or surgery is permitted if the last intervention/ dose was ≥ 12 months prior to the diagnosis of metastatic disease**
- **Measurable disease according to RECIST 1.1**
- **ECOG performance status ≤ 1**

→

Part A: Dose Evaluation
(3+3 DLT Assessment)

Avutometinib +
Defactinib +
Gemcitabine +
Nab-paclitaxel

Dose Finding Cohorts
(n=3-6)

→

RP2D
Selection

→

Part B: Dose Expansion at RP2D
(Primary endpoint ORR)

Patients with PDAC
KRAS G12D
KRAS G12V
KRAS G12R
Others

Treated with RP2D

Stage 1: 17 patients
If ≥4 responders, then

Stage 2: expand to 29 patients

NCT05669482

Abbreviations: DLT = dose-limiting toxicity; n = number of patients; ORR = overall response rate; RP2D = recommended phase 2 dose

VERASTEM ONCOLOGY Collaboration with PanCAN

60

61 Combination of Avutometinib with anti-EGFR mAb Induces Tumor Regression in a KRAS mt Colorectal PDX Model • Avutometinib + anti-EGFR (panitumumab) induces tumor regression in a KRAS mutant CRC patient-derived xenograft model • G12Ci + anti-EGFR (sotorasib + panitumumab and adagrasib + cetuximab) have shown partial responses in KRAS G12C CRC (Fakih et al. ESMO 2021; Weiss et al. ESMO 2021) • These data support the ongoing clinical evaluation of avutometinib + cetuximab (anti-EGFR) for treatment of KRAS mt CRC (NCT05200442) vehicle avutometinib panitumumab (anti-EGFR) panitumumab + avutometinib Collaboration with Marwan Fakih, City of Hope Pachter, RAS Development Summit, 2021

62 Combination of Avutometinib + FAK Inhibition with Checkpoint Inhibitor Induces Tumor Regression in an IO-resistant BRAF V600E melanoma model • Avutometinib + IO (anti-PD-1 + anti-CTLA-4) induces tumor regression in an IO-resistant syngeneic BRAF V600E melanoma model (YUMM 1.7) • FAK inhibition deepens and sustains avutometinib-induced tumor regression • These data support the imminent clinical evaluation of avutometinib + pembrolizumab (anti-PD-1) for treatment of BRAF V600E melanoma Collaboration with Silvio Gutkind, UCSD; unpublished vehicle IO (anti-PD-1 + anti-CTLA-4) IO + avutometinib IO + avutometinib + FAKi

Avutometinib Development in Multiple Combinations Across RAS Pathway-Driven Tumors with Potential Early Read-Outs in 2H 2023

Indication	Study
KRAS G12C NSCLC	RAMP 203: Avutometinib/Sotorasib combo
KRAS G12C NSCLC	RAMP 204: Avutometinib/Adagrasib combo
Pancreatic	RAMP 205: Avutometinib/Gem/Abraxane/Defactinib combo
KRAS mt NSCLC	Avutometinib/Everolimus combo*
KRAS mt CRC	Avutometinib/Cetuximab combo*
ER+ Breast	Avutometinib/Abemaciclib/fulvestrant combo*
RAS/RAF/NF1 Gynecological	Avutometinib/Defactinib combo*
BRAF V600E Melanoma	Avutometinib/Pembrolizumab combo*

*Investigator Sponsored Trials

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Confidential. © Verastem Inc. 2022

Experienced Senior Management Team



Daniel Paterson
President and Chief Executive Officer

- CEO – The DNA Repair Co. (now On-Q-ity)
- PharMetrics (now IMS), Axion



Cathy Carew
Chief Organizational Effectiveness Officer

- Principal – HR Collaborative
- Ironwood, ActiveBiotics, Dynogen, Tufts Health Plan



Jonathan Pachter, Ph.D.
Chief Scientific Officer

- Head of Cancer Biology – OSI (now Astellas)
- Schering-Plough



Louis Denis, M.D.
Chief Medical Officer

- CMO, Asana BioSciences
- Boehringer-Ingelheim, Pfizer



Hagop Youssoufian, MSc, M.D.
Head of Medical Strategy

- CMO, BIND Therapeutics, EVP, Progenics,
- CMO & EVP, Ziopharm Oncology, SVP, Imclone

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THANK YOU